                                                                   Exhibit 10.46

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (the "Security Agreement") dated as of January 30, 2001, by and between Polar Molecular Corporation, a Delaware corporation (the "Company") and each of the employees and advisors of the Company set forth on Exhibit A hereto (collectively, the "Secured Parties").

                                    RECITALS

     WHEREAS, the Secured Parties have deferred wages or provided services to the Company without compensation and the Company has agreed to grant the Secured Parties a security interest in the Collateral to secure the payment of such sums; and

     WHEREAS, the Company is prohibited from granting any liens or security interests in the Collateral (as such term is defined below) until the release of the lien and security interest granted by the Company to Affiliated Investments, L.L.C. ("Affiliated") pursuant to the terms of that certain Security Agreement dated October 25, 2001 (the "Existing Security Agreement"); and

     WHEREAS, the Company has agreed to grant the security interest in the Collateral contemplated by this Security Agreement to be effective upon the release of the existing lien and security interest granted pursuant to the Existing Security Agreement; and

     WHEREAS, the Company intends to procure additional financing after the date of this Security Agreement that will likely require a grant of a security interest in the Collateral and the security interest created by this Security Agreement is intended to have the same priority as any security interest granted in future financing.

     NOW, THEREFORE, in consideration of the promises set forth therein and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:

                                    AGREEMENT

     Section 1. Effective Date. This Security Agreement shall not become effective and no security interest hereunder shall attach until the release of the existing lien and security interest granted pursuant to the Existing Security Agreement or such time as Affiliated consents to the security interest granted by this Security Agreement. The date of such release shall be the "Effective Date" for purposes of this Security Agreement, and none of the grants, assurances, representations or warranties provided for herein shall become effective until the Effective Date.

     Section 2. Grant of Security. The Company hereby pledges to the Secured Parties, and hereby grants to the Secured Parties a lien on and security interest in, all of the Company's right, title and interest in and to the following items, whether now owned or hereafter acquired (collectively, the "Collateral"):

          (a) All accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents, securities accounts, security entitlements, commodity contracts, commodity accounts, investment property and all other forms of obligations at any time owing to such borrower, all guaranties and other security therefor, all merchandise returned or repossessed by the Company, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party (collectively referred to herein as "Accounts").

          (b) All goods, merchandise or other personal property, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit, and including without limitation all farm products), and all materials and supplies of every kind and description used in the Company's operations or owned by the Company and any interests in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located (collectively referred to herein as "Inventory").

          (c) All machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dies, jigs, goods and other goods (other than Inventory) of every kind and description used in the Company's operations or owned by the Company and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, or improvements, to any of the foregoing, wherever located (collectively referred to herein as "Equipment").

          (d) All rights and interest in and to all patents, trademarks (and the goodwill of the business symbolized thereby; and with respect to the intent to use applications, the entire business to which such applications and the marks subject thereto as required by 15 U.S.C. (S) 1060), names, trade names, domain names, copyrights, registrations, licenses, franchises, applications for any of the foregoing, inventions, designs, drawings, blueprints, trade secrets, goodwill, choses in action, contract rights, documents or certificates of title, causes of action, corporate or other business records, deposit accounts, investment property, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of such Company against Secured Parties, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guarantees, security interests or other security held by or granted to such Company, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts), including without limitation, (i) the intellectual property listed on
Schedule I hereto, accounts and all money and all property now or at any time in the future in Secured Parties' possession (including claims and credit balances) (collectively referred to herein as "General Intangibles").

          (e) All security for the payment of any of the foregoing, and all goods which gave or will give rise to any of the foregoing or are evidenced, identified, or represented therein or thereby.

          (f) All real estate or other real property now or hereafter acquired by the Company.

          (g) All assets or other property similar to any of the foregoing hereafter acquired by the Company.

          (h) All other assets or property of the Company not otherwise described above, whether now owned or hereafter acquired.

          (i) All proceeds of any of the foregoing (including proceeds of any insurance policies, proceeds of proceeds, and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     In each case, the foregoing shall be covered by this Security Agreement, whether the Company's ownership or other rights therein are presently held or hereafter acquired (by operation of law or otherwise) and howsoever the Company's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     Section 3. Security for Liabilities. This Security Agreement secures the payment of (i) all obligations of the Company now or hereafter existing to the Secured Parties and (ii) all obligations of the Company now or hereafter existing under this Security Agreement (all such obligations, together with the obligations, being the "Liabilities"). Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Liabilities which are now or at any time hereafter owing by the Company to the Secured Parties for deferred wages or services rendered.

     Section 4. Representations and Warranties. The Company represents and warrants as of the Effective Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The address of the chief place of business and chief executive office of the Company is 4600 S. Ulster. Suite 700 Denver, Colorado 80237.

          (b) The Company is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Security Agreement, and the security interest granted to Lockhart Holdings, Inc. ("Lockhart") under that certain Security Agreement between the Company and Lockhart (the "Lockhart Security Agreement") effective as of October 22, 2001. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Affiliated, Lockhart, and the Secured Parties related to this Security

     Agreement. The Company's exact full legal name is, and for the previous five year period has been as set forth in the first paragraph of this Security Agreement. The Company has no trade names or styles.

          (c) This Security Agreement creates a valid security interest in the Collateral which, upon the full release of the security interest granted by the Existing Security Agreement (or upon consent by Affiliated to the security interest granted by this Security Agreement) and upon the filing of a UCC-1 Financing Statement pursuant to the applicable provisions of the UCC, shall constitute a perfected security interest in the Collateral securing the payment of the Liabilities.

          (d) As of the date hereof, other than the release of the security interest granted by the Existing Security Agreement or the consent of Affiliated to the security interest granted by this Security Agreement, no consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Company, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest, other than the filing of UCC financing Statements describing the Collateral, in accordance with the applicable provisions of the UCC) or (iii) for the exercise by the Secured Parties of its rights and remedies hereunder.

     Section 5. Further Assurances.

          (a) The Company agrees that after the Effective Date from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon the Effective Date, the Company will upon such request, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Parties may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) As of the Effective Date, the Company hereby authorizes the Secured Parties to file one or more financing or continuation statements, and amendments thereto, related to all or any part of the Collateral without the signature of the Company where permitted by law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Company will furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail.

     Section 6. Location of Collateral. The Company shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, if any, at the locations referred to in Section 4(a) or, upon 30 days' prior written notice to the Secured Parties, at any other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Collateral. The Company shall not change its name or its jurisdiction of incorporation unless prior written notice has been provided to Secured Parties.

     Section 7. Transfers and Other Liens.

          (a) The Company shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) after the Effective Date, create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral with rights superior to those granted to the Secured Parties under this Security Agreement except for the security interest granted to Affiliated pursuant to the Existing Security Agreement and the security interest granted to Lockhart pursuant to the Lockhart Security Agreement.

          (b) The secured Parties hereby acknowledge and accept that the Company will grant, on an equal priority with the security interest granted by this Security Agreement, additional security interests in the Collateral to investors for the purpose of obtaining additional investment in the Company not to exceed the principal amount of $700,000.

          Section 8. Events of Default. The continuation of any of the following after 10 days written notice to the Company shall constitute an "Event of Default" hereunder:

          (a) The Company shall fail to pay the Liabilities or fail to perform any obligations hereunder on or prior to June 30, 2002.

          (b) Any representation, warranty, or statement made by the Company herein or in connection with this Security Agreement shall prove to have been incorrect or untrue in any material respect on or as of the date made, or as of the Effective Date, as applicable;

          (c) The Company shall incur any lien, security interest or other charge or encumbrance against the Collateral superior in rights to the security interest created in favor of the Secured Parties pursuant to this Security Agreement without the written consent of the Secured Parties;

          (d) The Company shall sell any of the Collateral; or

          (e) The Company shall default in the observance or performance of any term, indemnity, covenant or agreement contained herein.

     Section 9. Secured Parties Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Secured Parties the attorney-in-fact of the Company, with full authority in the place and stead of the Company and in the name of the Company, the Secured Parties or otherwise, from time to time in the Secured Parties' discretion following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral.

          (b) To receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith.

          (c) To file any claims or take any action allowed by the terms of this Agreement or institute any proceedings which the Secured Parties may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral.

     The provisions of this Section 9 shall terminate upon complete satisfaction and repayment of the Liabilities and all of the Company's obligations thereunder.

     Section 10. The Secured Parties' Duties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Parties shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Parties accords its own property.

     Section 11. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Secured Parties forthwith, assemble all or part of the Collateral as directed by the Secured Parties and make it available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Parties may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least thirty days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Parties may disclaim warranties of title, possession, quiet enjoyment and the like. Any action pursuant to this paragraph shall not affect the commercial reasonableness of the sale.

          (b) Any cash held by the Secured Parties as Collateral and all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Parties, be held by the Secured Parties as Collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Parties against, all or any part of the Liabilities. Any surplus of such cash or cash proceeds held by the Secured Parties and remaining after payment in full of all the Liabilities shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

     Section 12. Amendments, Etc. No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by the Company heretofrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 13. Addresses for Notices. All notices and other communications provided for hereunder shall be made, and shall be effective when made, if to the Company at the address set forth in Section 4(a) and if to the Secured Parties, to each respective party at the address set forth on Exhibit A hereto.

     Section 14. Continuing Security Interest. This Security Agreement shall create a continuing assignment of and security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Liabilities, (ii) be binding upon the Company, its successors and assigns and
(iii) inure to the benefit of, and be enforceable by, the Secured Parties and its permitted successors, transferees and assigns. Upon any termination of the Security Agreement, the Secured Parties will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

     Section 15. GOVERNING LAW. THE LENDER AND THE BORROWER AGREE THAT EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY OF THE REMEDIES HEREUNDER, IN RESPECT OF PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO, ANY DISPUTE BETWEEN THEM ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS SECURITY

AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

     Section 16. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     Section 17. Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Security Agreement.

     Section 18. Execution. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     The parties hereto have caused this Security Agreement to be executed as of the date first above written and to be effective as of the Effective Date.

                                       BORROWER:

                                       POLAR MOLECULAR CORPORATION


                                       By: /s/ Mark L. Nelson
                                           -------------------------------------
                                           Mark L. Nelson, President and
                                           Chief Executive Officer


                                       SECURED PARTIES:

                                       HOLME ROBERTS & OWEN LLP


                                       By: /s/ Garth B. Jensen
                                           -------------------------------------
                                           Garth B. Jensen, Partner

                                       /s/ Mark L. Nelson
                                       -----------------------------------------
                                       Mark L. Nelson, President and
                                       Chief Executive Officer


                                       /s/ Chandra Prakash
                                       -----------------------------------------
                                       Chandra Prakash, V.P.


                                       /s/ Alan L. Smith
                                       -----------------------------------------
                                       Alan L. Smith, V.P.


                                       /s/ Melissa Polich
                                       -----------------------------------------
                                       Melissa Polich, In-Coming C.F.O.


                                       /s/ Gerard Gorman
                                       -----------------------------------------
                                       Gerard Gorman, V.P.


                                       /s/ Deborah Pilkington
                                       -----------------------------------------
                                       Deborah Pilkington, V.P.


                                       /s/ Delores Coy-DeJongh
                                       -----------------------------------------
                                       Delores Coy-DeJongh, Sales Rep.


                                       REISING, ETHINGTON, BARNES, KISSELLE,
                                       LEARMAN & MCCULLOCH, P.C.


                                       /s/ Paul J. Ethington
                                       -----------------------------------------
                                       Paul J. Ethington, Partner

                               FIRST AMENDMENT TO
                               SECURITY AGREEMENT

     This First Amendment to Security Agreement (this "Amendment") effective as of June 30, 2002, by and between Polar Molecular Corporation, a Delaware corporation (the "Company") and each of the employees and advisors of the Company set forth on Exhibit A hereto (collectively, the "Secured Parties") hereby amends the Security Agreement (the "Security Agreement") dated as of January 30, 2002, by and between the Company and the Secured Parties. Capitalized terms used herein and otherwise not defined shall have the meaning set forth in the Security Agreement.

                                    RECITALS

     WHEREAS, the Secured Parties have provided services to the Company without being paid compensation and the Company has agreed to grant, pursuant to the terms of the Security Agreement, the Secured Parties a security interest in the Collateral to secure the payment of such sums; and

     WHEREAS, the Company and the Secured Parties desire to amend the terms of the Security Agreement in the manner set forth below.

     NOW, THEREFORE, in consideration of the promises set forth therein and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:

                                    AGREEMENT

     1. Subsection (b) of Section 7 of the Security Agreement shall be amended to read in its entirety as follows:

          "(b) The secured Parties hereby acknowledge and accept that the Company will grant, on an equal priority with the security interest granted by this Security Agreement, additional security interests in the Collateral to investors for the purpose of obtaining additional investment in the Company not to exceed the principal amount of $2,700,000."

     2. Subsection (a) of Section 8 of the Security Agreement shall be amended to read in its entirety as follows:

          "(a) The Company shall fail to pay the Liabilities or fail to perform in any material respect any obligations hereunder on or prior to September 30, 2003."

     3. Section 15 of the Security Agreement shall be amended to read in its entirety as follows:

          "Section 15. GOVERNING LAW. THE COMPANY AND EACH OF THE SECURED PARTIES AGREE THAT EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY OF THE REMEDIES HEREUNDER, IN RESPECT OF PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO, ANY DISPUTE BETWEEN THEM ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS SECURITY AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO."

     4. The parties hereto acknowledge that, notwithstanding any of the provisions of this Amendment, nothing in this Amendment intends to, or effectively alters the creation or the attachment of the security interest granted to each of the Secured Parties under the Security Agreement. Except as explicitly amended by the terms of this Amendment, all of the terms of the Security Agreement shall remain in full force and effect.

     5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     The parties hereto have caused this Amendment to be executed to be effective as of the date first set forth above.

                                       THE COMPANY:

                                       POLAR MOLECULAR CORPORATION


                                       By: /s/ Mark L. Nelson
                                           -------------------------------------
                                           Mark L. Nelson, President and
                                           Chief Executive Officer

                                       SECURED PARTIES:

                                       HOLME ROBERTS & OWEN LLP


                                       By: /s/ Garth B. Jensen
                                           -------------------------------------
                                           Garth B. Jensen, Partner


                                       /s/ Mark L. Nelson
                                       -----------------------------------------
                                       Mark L. Nelson, President and
                                       Chief Executive Officer


                                       /s/ Chandra Prakash
                                       -----------------------------------------
                                       Chandra Prakash, V.P.


                                       /s/ Alan L. Smith
                                       -----------------------------------------
                                       Alan L. Smith, V.P.


                                       /s/ Melissa Polich
                                       -----------------------------------------
                                       Melissa Polich, In-Coming C.F.O.


                                       /s/ Joan Hallinan
                                       -----------------------------------------
                                       Joan Hallinan, on behalf of the
                                       Estate of Gerard Gorman, V.P.


                                       /s/ Deborah Pilkington
                                       -----------------------------------------
                                       Deborah Pilkington, V.P.


                                       /s/ Delores Coy-DeJongh
                                       -----------------------------------------
                                       Delores Coy-DeJongh, Sales Rep.

                                       REISING, ETHINGTON, BARNES, KISSELLE,
                                       LEARMAN & MCCULLOCH, P.C.


                                       Paul J. Ethington
                                       -----------------------------------------
                                       Paul J. Ethington, Partner

                                    EXHIBIT A

                             EMPLOYEES AND ADVISORS

Holme, Roberts & Owen LLP

Mark L. Nelson

Chandra Prakash

Alan L. Smith

Melissa Polich

Gerard Gorman

Deborah Pilkington

Delores Coy-DeJongh

Reising, Ethington, Barnes, Kisselle, Learman & McCullogh, P.C.